Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
INVENTORIES

NOTE 4 – INVENTORIES

Inventories were stated at the lower of cost or market with cost determined principally on the last-in, first-out (LIFO) method. The following presents the effect on inventories, net income and net income per common share had the Company used the first-in, first-out (FIFO) inventory valuation method adjusted for income taxes at the statutory rate and assuming no other adjustments. Management believes that the use of LIFO results in a better matching of costs and revenues. This information is presented to enable the reader to make comparisons with companies using the FIFO method of inventory valuation. During 2011 and 2009, certain inventories accounted for on the LIFO method were reduced, resulting in the liquidation of certain quantities carried at costs prevailing in prior years. The 2011 liquidations increased net income by $1,067, and the 2009 liquidations reduced net income by $8,634.

	2011	2010	2009
Percentage of total inventories on LIFO	77%	76%	83%
Excess of FIFO over LIFO	$378,986	$277,164	$250,454
(Decrease) increase in net income due to LIFO	(62,636)	(16,394)	43,650
(Decrease) increase in net income per common share due to LIFO	(.59)	(.15)	.38